UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 6, 2005


                                     0-13063
                            (Commission File Number)

                         ______________________________


                          SCIENTIFIC GAMES CORPORATION
             (Exact name of registrant as specified in its charter)


             Delaware                                      81-0422894
      (State of Incorporation)                           (IRS Employer
                                                      Identification Number)


                 750 Lexington Avenue, New York, New York 10022
              (Address of registrant's principal executive office)


                                 (212) 754-2233
                         (Registrant's telephone number)

                         ______________________________


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.   Other Events.

      The Board of Directors of Scientific Games Corporation (the "Company") has set the date of this year's Annual Meeting of Stockholders for Tuesday, June 14, 2005. The Company's Proxy Statement for last year's Annual Meeting indicated that requests for the inclusion in the Company's 2005 Proxy Statement of stockholder proposals intended to be presented at the 2005 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should have been received by May 5, 2005; such deadline has not changed.

      The Company's Proxy Statement for last year's Annual Meeting also indicated that, if a stockholder intended to present a proposal for consideration at the 2005 Annual Meeting outside of the processes of Rule 14a-8, the Company must receive notice of such proposal by July 19, 2005, based on the September 28 date of the 2004 Annual Meeting and the mailing date for proxy materials for that meeting. Due to the date of the 2005 Annual Meeting and the anticipated date of the mailing of the Company's Proxy Statement for such Annual Meeting, the Company now must receive notice of any such proposal by May 17, 2005; otherwise, such notice will be considered untimely under Rule 14a-4(c)(1) under the Exchange Act, and the Company's proxies will have discretionary voting authority with respect to any such proposal, if presented at the 2005 Annual Meeting, without including information regarding such proposal in the Company's proxy materials. Any such proposal must be submitted in writing to the Company's principal executive offices, 750 Lexington Avenue, 25th Floor, New York, New York 10022, Attention: Secretary. The mailing of the Company's Proxy Statement for the 2005 Annual Meeting is presently anticipated to occur on or about May 23, 2005.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                SCIENTIFIC GAMES CORPORATION


                                By: /s/ Martin E. Schloss
                                   --------------------------------------
                                   Name:  Martin E. Schloss
                                   Title: Vice President, General Counsel
                                          and Secretary

Date:  May 6, 2005